EXHIBIT 10.15

                PETROLEUM PROSPECTING PERMIT 38706
                       LICENCE ENDORSEMENT

Licence   PPL 38706
Action In terms of section 10 of the Petroleum Act 1937, the Acting Secretary of Commerce, acting under delegated authority of the Minister of Energy of 3 May 1991 has agreed to amend the Second Schedule work programme.

Date      12 September 1996
Details The Acting Secretary of Commerce has agreed to amend the Second Schedule work programme whereby the attached work programme is adopted for the remainder of the term of the licence.

Certified true and correct

/s/ W. P. Player
W.P. Player for Unit Manager-Permitting
16/09/96

                       LICENCE ENDORSEMENT


Licence   PPL 38706

Action    Minora Energy (New Zealand) Limited changed its name to
Ngatoro Energy Limited

Date      07 January 1997

Certified true and correct

/s/ W.P. Player
W.P. Player
for Unit Manager - Permitting
10/01/97

LICENCE ENDORSEMENT
Licence:  38706

Action:

     1. In terms of section 18(2) of the Petroleum Act 1937, the terms specified in Clause 3 of the second schedule work programme for Petroleum Prospecting Licence (PPL) 38706 are hereby amended; and, a new Third Schedule to define the royalty provisions applicable to the licence is hereby attached to the licence.


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     2.   In terms of section 23 of the Petroleum Act 1937, the
assignment of an 11 percent in the licence by the Minister of Energy to the remaining licensees is hereby approved.

Details:  A revised Second Schedule is attached.
          A new Third Schedule is attached.

The participating interests in this licence area are now as follows:
                                             percent

Fletcher Challenge Energy Taranaki Limited   29.784650
Southern Petroleum (Ohanga) Limited          29.784650
Petroleum Resources Ltd                      20.430070
Australia and New Zealand Petroleum Ltd      15.000000
Minora Energy (New Zealand) Ltd              5.000000

DATED at Wellington this 23rd day of December 1996.

/s/ Max Bradford
SIGNED by Hon MAX BRADFORD, Minister of Energy